UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 4, 2016

ROFIN-SINAR TECHNOLOGIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21377	38-3306461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40984 Concept Drive, Plymouth, MI		48170
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (734) 455-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 4, 2016 Rofin-Sinar Technologies Inc. issued a press release announcing its financial results for the first quarter of fiscal year 2016. The earnings release is furnished as Exhibit 99.1 to this current report.

Non-GAAP measures: The Company uses non-GAAP presentations to illustrate the development of the sales and order entry figures, taking into account exchange rate fluctuations. The non-GAAP presentation shows the first quarter 2016 figures when applying the average exchange rates of the comparable period of fiscal year 2015.

Non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP. The Company believes that non-GAAP information is useful because it can enhance the understanding of its ongoing economic performance. The Company has chosen to provide this information to investors to enable them to perform comparisons of sales and order entry results.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished pursuant to Item 2.02.

Exhibit 99.1: Earnings Release Of Rofin-Sinar Technologies Inc. dated February 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rofin-Sinar Technologies Inc.
(Registrant)

By: /s/ Thomas Merk
Thomas Merk
Chief Executive Officer and President

Date: February 4, 2016

Exhibit Index

Exhibit Number	Description

99.1	Press release dated February 4, 2016, reporting the Company's earnings for the first quarter of fiscal year 2016.